UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 13, 2015

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code: (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the "Initial 8-K") filed with the Securities and Exchange Commission on July 14, 2015, by ARI Network Services, Inc. (the "Company" or "ARI") to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company's acquisition of the assets of Direct Communications, Incorporated (“DCi”) on July 13, 2015. The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01

Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

Attached hereto as exhibits 99.3 and 23.1, respectively, are (x) the audited financial statements of DCi as of and for the fiscal years ended September 30, 2014 and 2013, the independent auditors' report and the unaudited condensed financial statements of DCi for the six months ended March 31, 2015 and 2014, and (y) the consent of independent auditors.

(b)   Pro Forma Financial Information

Attached hereto as exhibit 99.4 are (1) unaudited pro forma condensed combined statements of operations of the nine months ended April 30, 2015 and the year ended July 31, 2014 for the Company, based on the Company’s unaudited statement of operations for the nine-month period ended April 30, 2015 and fiscal year ended July 31, 2014 and DCi’s unaudited statement of operations for the nine-month period ended March 31, 2015 and fiscal year ended September 30, 2014, and (2) the unaudited pro forma condensed balance sheet for ARI as of April 30, 2015, based on the Company’s unaudited balance sheet as of April 30, 2015 and DCi’s unaudited balance sheet as of March 31, 2015.

 (d)   Exhibits

Exhibit No.

Description

2.1

Asset Purchase Agreement, dated July 13, 2015, by and among ARI Network Services, Inc., Direct Communications, Incorporated, the Nile Cornelison Trust, the Jeanette Cornelison Trust, Mark Toebben, et al.*

4.1

Unsecured Non-Negotiable Subordinated Promissory Note, dated July 13, 2015, made by ARI Network Services, Inc. in favor of Direct Communications, Incorporated in the original principal amount of $2,000,000.00.*

23.1

Consent of Independent Registered Public Accounting Firm.

99.1

Investor FAQ.*

99.2

Press release issued July 14, 2015.*

99.3

Audited consolidated financial statements of DCi as of and for the fiscal years ended September 30, 2014 and 2013, independent auditors' report, and the unaudited condensed consolidated financial statements of DCi for the six months ended March 31, 2015 and 2014.

99.4

Unaudited Pro Forma Condensed Combined Financial Statements of the Company.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARI Network Services, Inc.

(Registrant)

Date:  September 25, 2015

By:

/s/ William A. Nurthen

                William A. Nurthen

                Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

2.1

Asset Purchase Agreement, dated July 13, 2015, by and among ARI Network Services, Inc., Direct Communications, Incorporated, the Nile Cornelison Trust, the Jeanette Cornelison Trust, Mark Toebben, et al.*

4.1

Unsecured Non-Negotiable Subordinated Promissory Note, dated July 13, 2015, made by ARI Network Services, Inc. in favor of Direct Communications, Incorporated in the original principal amount of $2,000,000.00.*

23.1

Consent of Independent Registered Public Accounting Firm.

99.1

Investor FAQ.*

99.2

Press release issued July 14, 2015.*

99.3

Audited consolidated financial statements of DCi as of and for the fiscal years ended September 30, 2014 and 2013, independent auditors' report, and the unaudited condensed consolidated financial statements of DCi  for the six months ended March 31, 2015 and 2014.

99.4

Unaudited Pro Forma Condensed Combined Financial Statements of the Company.

* Previously filed.